z INVESTOR PRESENTATION Data as of or for the period ended March 31, 2025 unless otherwise noted

Forward-Looking Statements 2 This presentation may contain forward-looking statements with respect to Fulton Financial Corporation's (the "Corporation“ or “Fulton”) financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s "2025 Operating Guidance" contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 and other periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation.

A Growing & Well-Positioned Franchise

- $32.1 billion in assets, 200+ financial centers, 200+ commercial sales professionals, ~100 mortgage loan officers, ~3,400 team members operating in a customer-dense Mid-Atlantic market[(1)]
- Solid market share with opportunity to grow[(2)]
    - *15 counties in which we have a top five deposit market share; represents 54% of total deposits*
    - *40 counties in which we <u>do not</u> have a top five deposit market share; represents 46% of total deposits*
    - *Serving a market in which 11% of the U.S. population resides*
- Market Capitalization of ~$3.0 billion[(3)]
- Current valuation[(3)] of 9.8x last twelve months diluted earnings per share ("EPS") of $1.70, and 1.2x tangible book value[(4)]
- Steady increase in shareholder value with a five-year compound annual growth rate ("CAGR") in tangible book value per share, excluding accumulated other comprehensive income ("AOCI")[(4)], of 6.9%
- Ten-year CAGR in common dividends of 7.2%
- 4.3% dividend yield[(5)]
- $125 million share repurchase authorization[(6)]


PENNSYLVANIA
MARYLAND
NEW JERSEY
DE
VIRGINIA

(1) As of March 31, 2025. (2) Data as of June 30, 2024 per S&P Capital IQ; FDIC Summary of Deposits. (3) Based on shares outstanding of 182 million and closing price of $16.60 as of April 24, 2025. (4) As of March 31, 2025, tangible book value per share was $13.46. Tangible book value per share is a non-GAAP financial measure. Please refer to the calculation and management's reasons for using this measure on slides titled "Non-GAAP Reconciliation" at the end of this presentation. (5) Based on current quarterly common dividend of $0.18 per share and closing stock price of $16.60 per share as of April 24, 2025. (6) Authorization expires December 31, 2025. Up to $25 million of this authorization may be used to repurchase the Corporation's preferred stock and/or 3.250% Fixed-to-Floating Rate Subordinated Notes due 2030.

3

FULTON FINANCIAL CORPORATION

Fulton is Geographically Diversified with Top Share in Key Markets

	Fulton Financial Corporation (2024)				Markets by MSA (2024)				
Metropolitan Statistical Area (MSA)	Market Rank	Branches #	Total Deposits ($000)	Total Deposit Market Share (%)	Branches #	Total Deposits ($000)	Median Household Income ($)	5 yr Cumulative Projected Household Income Growth	5 yr Cumulative Projected Population Growth
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	10	89	8,266,903	1.35	1,403	611,069,124	85,735	8.0%	1.3%
Lancaster, PA	1	20	5,022,542	29.39	151	17,089,823	81,945	10.5%	2.1%
Allentown-Bethlehem-Easton, PA-NJ	4	16	1,951,571	8.82	188	22,118,493	78,832	9.0%	2.2%
New York-Newark-Jersey City, NY-NJ	100	19	1,768,525	0.05	4,318	3,660,415,135	92,406	6.8%	0.4%
York-Hanover, PA	3	10	1,242,768	12.69	100	9,796,109	78,869	9.3%	2.3%
Baltimore-Columbia-Towson, MD	11	15	1,153,414	1.18	538	97,924,399	93,736	7.8%	1.3%
Lebanon, PA	1	6	1,088,621	35.84	32	3,037,352	78,708	12.7%	2.2%
Harrisburg-Carlisle, PA	7	8	818,218	4.24	146	19,304,433	79,115	9.2%	3.4%
Reading, PA	7	7	794,356	3.84	89	20,696,076	73,972	8.6%	1.7%
Hagerstown-Martinsburg, MD-WV	3	6	611,999	10.97	71	5,579,324	72,092	10.4%	4.5%
Top 10 Fulton Financial Corporation MSAs [(1)]		*196*	*22,718,917*	*0.51*	*7,036*	*4,467,030,268*	*78,992*	*7.1%*	*0.6%*
Total Franchise		*235*	*25,761,661*	*0.51*		*5,023,593,164*	*78,708*	*6.9%*	*0.7%*
Nationwide							*73,874*	*10.1%*	*2.4%*

__Note:__ Data as of June 30, 2024 per S&P Capital IQ; FDIC Summary of Deposits.

(1) Median Household ("HH") Income; 2024 – 2029 Projected Population Change and Projected HH Income Change are weighted by deposits in each MSA.

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FULTON FINANCIAL CORPORATION

Robust and Scalable Product Suite Well positioned to compete in and serve our market • Significant technology spend over the past five years o New commercial origination system, new mortgage origination system, new mortgage loan servicing system, new consumer origination system, new customer relationship management system o Focus on digital enablement as a driver of growth, efficiency and service 5

6 We Do What Is Right Corporate Social Responsibility (CSR) • Our most recent Corporate Social Responsibility Report with key metrics is available at www.fultonbank.com/About-Fulton-Bank. A new report is expected in June 2025. • Integrity is fundamental to governance at Fulton. The Corporation’s established Board governance and oversight support management’s efforts to build maturity and capability that drives impact. • The Climate Impact Working Group underscores the Corporation’s commitment to progressing its understanding of, and reporting on, climate-related risks and activities. READ THE REPORT Protecting the Environment Changing Lives for the Better Corporate Governance Environment The Corporation is committed to practicing environmental stewardship in its everyday operations Operational measures like waste reduction and smart energy use, as well as financing sustainable projects, are core to these efforts Governance Core values and guiding behavior lead the Corporation to demonstrate the highest professional and ethical standards in all business activities The Corporation operates under a robust board- and management-level enterprise risk management structure Employees The Corporation is committed to creating a workforce culture that is welcoming, engaging and inclusive Customers Fulton Bank has a proven track record of fair and responsible banking – rated “Outstanding” for Community Reinvestment Act performance Community Employees live and work in the communities we serve and want to see these communities thrive. Through the Fulton Forward® initiative, the Corporation gives back by paying it forward 6

A Balanced Business Model Delivering Strong Returns • Non-interest income as a percentage of revenue of approximately 20% (1) • Wealth management accounts for approximately 1/3 of total non-interest income(1), delivering an 8% 5-year CAGR, AUM/AUA(2) of $15.9 billion and over 80% in recurring income • Commercial banking businesses representing approximately 1/3 of total fee income (1) • Fulton Mortgage Company caters to the new home purchase business with the ability to leverage refinance activity into gain on sale revenue 7 • A full-service commercial bank with robust treasury services, payment technology solutions, wealth management and trust and mature mortgage company • Ongoing investment in technology, digitally enabling a growing customer base • Serving a diversified and economically stable market • Room to grow in markets that we know and continue to penetrate both organically and inorganically • Organic growth strategy supplemented by inorganic, in-market opportunities • Low commercial real estate (“CRE”) concentration compared to peers (3) • Reduced financial center infrastructure over the last ten years, driving average deposits per financial center over $100 million per financial center • Completed $5.2 billion Republic First Bank transaction in 2024, $1.2 billion acquisition in 2022 and acquired five wealth management firms since 2018 • Operate in a target rich market with over 50 in-market banking institutions that fit our mergers and acquisitions strategy • 1Q25 operating diluted EPS of $0.52(4) • Operating return on average assets (“ROAA”) of 1.25% (4) in 1Q25, up compared to 1.14%(4) in 4Q24 • 1Q25 operating return on average common shareholders equity (“ROAE”) (tangible) of 15.95% (4), up compared to 14.83%(4) in 4Q24 • Operating efficiency ratio of 56.7%(4) and 58.4%(4) in 1Q25 and 4Q24, respectively • 1Q25 net charge-offs to average loans (annualized) of 21 basis points; allowance for credit losses (“ACL”) to loans of 1.59% in addition to on-balance sheet purchase accounting marks Source: Management reporting and internal financials at March 31, 2025. (1) Excludes acquisition-related adjustments. (2) AUM/AUA defined as assets under management and assets under administration. (3) For a list of peers please see page 36 of the Corporation’s proxy statement dated April 1, 2025. (4) Non -GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on slides titled “Non-GAAP Reconciliation” at the end of this presentation. Premier Franchise that Provides Expanding and Innovative Solutions Robust Combination of Diversified Business Lines and Fee Income Businesses Dynamic Growth Strategy Blending an Organic Engine with Inorganic Opportunities Attractive Risk- Adjusted Profitability and Returns

8 Productivity: • Operating Net Income Available to Common Shareholders of $0.52 per Diluted Share • Solid operating profitability metrics • Improvements in Efficiency and Operating Expense levels • Increases to PPNR and PPNR / Average Assets Focus: • Benefits realization related to core strategy • Risk management actions impacting loan growth • Strengthening of the balance sheet • Progress on key strategic initiatives 1Q25 4Q24 1Q25 4Q24 Net Income Available to Common Shareholders (dollars in millions) $90.4 $66.1 $95.5 $88.9 Return on Average Assets (annualized) 1.18% 0.85% 1.25% 1.14% Return on Average Tangible Common Equity (annualized; non-GAAP) -- -- 15.95% 14.83% Efficiency Ratio (non-GAAP) -- -- 56.7% 58.4% Operating Expenditures / Average Assets (annualized) 2.40% 2.68% 2.32% 2.36% Diluted Earnings Per Share $0.49 $0.36 $0.52 $0.48 Pre-Provision Net Revenue ("PPNR") (dollars in millions; non-GAAP) -- -- $135.3 $131.2 PPNR / Average Assets (annualized; non-GAAP) -- -- 1.72% 1.63% GAAP Reported Operating (1) First Quarter 2025 Financial Highlights (1) Non-GAAP financial measures. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non -GAAP Reconciliation” at the end of this presentation.

9 2025 Operating Guidance Income Statement Line Item Expected Range Outlook Non-FTE Net Interest Income ("NII") (1) $995 million - $1.020 billion Low single digit interest earning asset growth [ FTE Adjustment for NIM calculation ] [ ~$17 million annualized ] Provision for Credit Losses $60 - $80 million Low single digit loan growth and continued credit trends Non-Interest Income $265 - $280 million Steady customer activity offset by the impact of higher rates on transactional businesses Non-Interest Expense (Operating) (2) $755 - $775 million Relatively flat to 2024 Non-Operating Assumptions: [ 2025 CDI expense ] [ $22.5 million ] [ 2H25 steps down to $5.2 million per quarter from $6.1 million per quarter ] [ Non-Operating Expenses ] [ $14 million ] [ Estimated 2025 FultonFirst implementation expenses ] Effective Tax Rate: 18% - 19% Updated from 18.0% +/- (1) NII is on a non-fully taxable-equivalent basis; incorporates four 25 basis point federal funds rate decreases starting in June 2025. (2) Excludes non-operating expenses and core deposit intangible (“CDI”) amortization.

A Granular Deposit Portfolio With Significant Liquidity Coverage 10 Deposit Mix By Customer (March 31, 2025) Deposit Portfolio Highlights(1) 885,025 deposit accounts $30,208 average account balance ~10 year average account age 23% net estimated uninsured deposits 276% coverage of net estimated uninsured deposits Deposit Mix By Product(2) (dollars in millions) (1) As of March 31, 2025. Estimated uninsured deposits net of collateralized municipal deposits and inter-company deposits. For the calculation of the coverage of net estimated uninsured deposits, please refer to slide 20. (2) Deposit balances are ending balances.

11 A Well-Diversified Loan Portfolio With Growth in Multiple Categories • The loan portfolio has grown $7 billion since 2019 • A balanced loan mix, with adjustable-rate mortgage growth in 2022 and 2023 outpacing other categories, despite the rise in mortgage rates o Fulton Mortgage Company is a branded business with a purchase-oriented customer base, predominantly serving our five-state footprint • Commercial mortgage, a granular and diverse portfolio, continues to grow at a mid-single-digit growth rate (dollars in billions) Note: Loan portfolio composition is based on ending balances for the periods ended December 31, 2019 to March 31, 2025. The C&I category includes Paycheck Protection Program (“PPP”) loan growth and forgiveness during the 2020 – 2025 timeframe. The Construction category includes residential and commercial construction loans.

Fulton’s Balance Sheet Is Well-Positioned For Stable or Lower Interest Rates 12 (1) Time deposits include brokered CDs. Time deposits provide gradual tailwind in current environment Deposit Mix by Product Type(1) (March 31, 2025) Loan Mix by Rate Type (March 31, 2025) The majority of adjustable-rate loans reprice beyond two years Loans by Rate Type Balance (dollars in millions) Weighted Average Contractual Repricing Date (years) Variable $9,879 0.07 Fixed 8,307 - Adjustable 5,677 4.38 CD Maturities (next twelve months) Balance (dollars in millions) Average Cost (%) 2nd Quarter 2025 $1,402 4.41% 3rd Quarter 2025 1,366 4.16% 4th Quarter 2025 1,152 3.99% 1st Quarter 2026 475 3.45% Total $4,395 4.12%

Strategic Actions Taken To Move To A Neutral Interest Rate Risk Profile and Enhance Earnings and Profitability • Focus on profitable loan growth with wider spreads over time • Continued focus on growing customers, loans and deposits • April 2024 Republic First Bank transaction moved the balance sheet to a more neutral interest rate risk position • Seeing benefits in efficiency and profitability 13 • Disciplined management of the balance sheet • Continuous balancing deposit pricing with liquidity and funding needs • Adding on-balance sheet liquidity • Maintain over $2 billion of interest rate collars and interest rate floors • Hold $1.4 billion in interest rate swaps • Proactive deposit pricing actions taken during and subsequent to the Federal Reserve’s 100 basis points in rate cuts in late 2024, with continued product-level focus and execution plan in place in 2025 • Heightened focus on repricing the non-maturity deposit portfolio commensurate with Federal Reserve actions • Continue to realize repricing opportunities in the time deposit portfolio • Strong balance sheet, low loan-to-deposit ratio and solid funding provides balance sheet flexibility Strong market position and opportunity moving forward Prudent and measured approach to balance sheet management Focus on core business and strategic growth

Net Interest Income – Current Trends 14 (1) Net interest income on a non-fully taxable-equivalent basis. • Net interest margin (“NIM”) was 3.43% in the first quarter of 2025, increasing two basis points compared to the fourth quarter of 2024. • Loan yields decreased by 11 basis points during the first quarter of 2025 to 5.86% compared to 5.97% in the fourth quarter of 2024. Loan yields were impacted by the full quarter affect of lower federal funds rate. • Total cost of deposits was 2.03% for the first quarter of 2025, a decrease of 11 basis points compared to the fourth quarter of 2024. Disciplined deposit pricing and product management drove costs lower. 1Q25 Highlights Net Interest Income(1) & NIM Average Deposits and Borrowings & Other and Cost of Funds Average Interest-Earning Assets & Yields (dollars in millions) (dollars in billions) (dollars in billions)

Non-Interest Income Remains a Key Revenue Source at Over 20% of Revenue 15 1Q25 Highlights • Linked quarter increase of $1.3 million, benefited by a $2.4 million adjustment in equity method investments • Commercial banking income decreased due to day count and activity-based revenue • Consumer fees primarily impacted by day count • Mortgage banking activity at seasonal lows ahead of the spring/summer buying season; gain on sale spreads declined 33 basis points linked quarter (dollars in thousands) 1Q25 4Q24 3Q24 4Q24 3Q24 Commercial banking $21,329 $22,454 $22,289 ($1,125) ($960) Wealth management 21,785 22,002 21,596 (217) 189 Consumer banking 13,068 14,309 14,928 (1,241) (1,860) Mortgage banking 3,138 3,759 3,142 (621) (4) Gain on acquisition, net of tax - (2,689) (7,706) 2,689 7,706 Other 7,914 6,089 5,425 1,825 2,489 Non-interest income before investment securities gains (losses) $67,234 $65,924 $59,674 $1,310 $7,560 Investment securities gains (losses), net (2) - (1) (2) (1) Total Non-Interest Income $67,232 $65,924 $59,673 $1,308 $7,559 Change Since

Progress Made on Reducing Non-Interest Expense

(dollars in thousands)	1Q25	4Q24	3Q24	Change Since 4Q24	Change Since 3Q24
Salaries and employee benefits	$103,526	$107,886	$118,824	($4,360)	($15,298)
Data processing and software	18,599	19,550	20,314	(951)	(1,715)
Net occupancy	18,207	16,417	18,999	1,790	(792)
Other outside services	11,837	14,531	15,839	(2,694)	(4,002)
Intangible Amortization	6,269	6,282	6,287	(13)	(18)
FDIC insurance	5,597	5,921	5,109	(324)	488
Equipment	4,150	4,388	4,860	(238)	(710)
Professional fees	(1,078)	3,387	2,811	(4,465)	(3,889)
Acquisition-related expenses	380	9,637	14,195	(9,257)	(13,815)
Other	21,973	28,616	18,851	(6,643)	3,122
Total non-interest expense	**$189,460**	**$216,615**	**$226,089**	**($27,155)**	**($36,629)**
Non-GAAP Adjustments:					
Less: Intangible amortization	(6,269)	(6,282)	(6,287)	13	18
Less: Acquisition-related expenses	(380)	(9,637)	(14,195)	9,257	13,815
Less: FDIC special assessment	-	-	16	-	(16)
Less: FultonFirst implementation and asset disposals	47	(10,001)	(9,385)	10,048	9,432
Operating non-interest expense[(1)]	**$182,858**	**$190,695**	**$196,238**	**($7,837)**	**($13,380)**

1Q25 Highlights

- Operating expense down $7.8 million on a linked-quarter basis
- Decrease in professional fees driven by a recovery of previously incurred fees
- Overall expense management contributed to declines in most categories
- Negligible FultonFirst implementation costs in 1Q25, with $14 million projected for the remainder of 2025

(1) Non-GAAP financial measure. Please refer to the calculation and management's reason for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

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FULTON FINANCIAL CORPORATION

Solid Asset Quality Trends Through Many Cycles 17 Sources: Top 100 Commercial Banks and All Commercial Banks - Board of Governors of the Federal Reserve System (Top 100 Commercial Banks are the 100 largest banks based on consolidated assets); Fulton historical data – S&P Capital IQ. Delinquency rates are non-seasonally adjusted and determined based on loans and leases past due 30 days or more and non-accrual loans. Charge-off rates are non-seasonally adjusted and are net of recoveries.

Asset Quality (1) The ACL relates specifically to “Loans, net of unearned income” and does not include reserves related to off-balance sheet credit exposures. 18 Provision for Credit Losses Non-Performing Assets (“NPAs”) & NPAs to Assets Net Charge-offs (“NCOs”) and NCOs to Average Loans ACL(1) to NPLs & Loans

19 Accelerating Internal Capital Generation Enhancing Capital Ratios ▪ Expanding regulatory capital ratios provide increasing operational and strategic flexibility; ▪ Tangible capital increased linked quarter by $83 million, including the benefit of $16 million of other comprehensive income. AOCI ended the quarter at $272 million. ▪ Current common dividend of $0.18, has doubled in the past 10 years ▪ $125 million share repurchase authorization in place through December 31, 2025(1) (1) Up to $25 million of this authorization may be used to repurchase the Corporation’s preferred stock and/or 3.250% Fixed -to-Floating Rate Subordinated Notes due 2030. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well -capitalized minimum. $1,181 $581 $730 $790 (dollars in millions) (2) (as of March 31, 2025)

20 (1) Includes cash at the FHLB and Federal Reserve and vault cash for liquidity purposes only. (2) Includes accrued interest, fees, and other adjustments. (3) Brokered deposit availability is based upon internal policy limit. (4) Net estimated uninsured deposits are net of collateralized municipal deposits and inter-company deposits. A Committed and Healthy Liquidity Profile with Significant Coverage • Robust liquidity profile with additional capacity at the Federal Reserve, FHLB and other available funding sources • Total available liquidity significantly exceeds net estimated uninsured deposits • On balance sheet liquidity remains a focus Available Liquidity March 31, 2025 Cash On-Hand (1) 686$ Federal Reserve Capacity 3,974 Total Available @ Federal Reserve 3,974$ FHLB Borrowing Capacity 11,382 Advances(2) (766) Letters of Credit (4,208) Total Available @ FHLB 6,408$ Total Committed Liquidity 10,382$ Fed Funds Lines 2,556 Outstanding Net Fed Funds - Total Fed Funds Lines Available 2,556$ Brokered Deposit Capacity (3) 4,160 Brokered & Wholesale Deposits (738) Total Brokered Deposit Availability 3,422$ Total Uncommitted Available Liquidity 5,978$ Total Available Liquidity 17,046$ Estimated Uninsured Deposits March 31, 2025 Total Deposits 26,329$ Estimated Uninsured Deposits 9,380$ Estimated Uninsured Deposits to Total Deposits 36% Estimated Uninsured Deposits 9,380$ Less: Collateralized Municipal Deposits (3,195) Net Estimated Uninsured Deposits (4) 6,185$ Net Estimated Uninsured Deposits to Total Deposits 23% Committed Liquidity to Net Estimated Uninsured Deposits 168% Available Liquidity to Net Estimated Uninsured Deposits 276% (dollars in millions) (dollars in millions)

APPENDIX

22 The Loan Portfolio Remains Diversified and Granular With Low Office Concentration at 3% of Total Loans (1) LTV as of most recent appraisal. (2) Metropolitan Statistical Areas or “MSA” titled in short name for presentation purposes. Geographically Diverse by MSA(2)Maturing Over Time Total Loan Portfolio (March 31, 2025) Office Only Profile Total Office Loan Commitments: $812 million Total Office Loans Outstanding: $765 million Average Loan Size: $2.2 million Weighted Average loan-to-value(1) ("LTV"): 58% Weighted Average Debt Service Coverage Ratio ("DSCR"): 1.35x Class A: 28% Class B: 33% Class C: 9% Not Classified: 30%

23 Multi-Family Loans Represent 8% of the Total Loan Portfolio With a Small Average Loan Size, Low LTV and Solid DSCR Diversified by Geographical MSA(2) Total Loan Portfolio (March 31, 2025) Multi-Family Profile Maturing Over Time Total Multi-Family Loan Commitments: $2.3 billion Total Multi-Family Loans Outstanding: $1.9 billion Average Loan Size: $3.3 million Weighted Average LTV(1): 60% Weighted Average DSCR: 1.32x Class A: 47% Class B: 13% Class C: 4% Not Classified: 36% (1) LTV as of most recent appraisal. (2) MSAs titled in short name for presentation purposes.

Fulton’s Non-Owner Occupied Commercial Mortgage(1) Portfolio is Well Diversified within the Industries Served 24 (1) Non-owner occupied commercial mortgage of $5.3 billion represents 55% of the $9.7 billion total commercial mortgage portfoli o.

(1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using this measure on the slides tit led “Non-GAAP Reconciliation” at the end of this presentation. 1Q25 Income Statement Summary 25 1Q25 4Q24 Linked-Quarter Change Net interest income $251,187 $253,659 ($2,472) Provision for credit losses 13,898 16,725 (2,827) Non-interest income 67,234 65,924 1,310 Securities (losses) (2) - (2) Non-interest expense 189,460 216,615 (27,155) Income before income taxes 115,061 86,243 28,818 Income taxes 22,074 17,623 4,451 Net income 92,987 68,620 24,367 Preferred stock dividends (2,562) (2,562) - Net income available to common shareholders $90,425 $66,058 $24,367 Net income available to common shareholders, per share (diluted) $0.49 $0.36 $0.13 Operating net income available to common shareholders, per share (diluted)(1) $0.52 $0.48 $0.04 ROAA 1.18% 0.85% 0.33% Operating ROAA(1) 1.25% 1.14% 0.11% ROAE 11.98% 8.68% 3.30% Operating ROAE (tangible)(1) 15.95% 14.83% 1.12% Efficiency ratio(1) 56.7% 58.4% (1.7%) (dollars in thousands, except per-share data)

Non-GAAP Reconciliation 26 Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Three months ended (dollars in thousands, except per share data) Mar 31 Dec 31 2025 2024 Operating net income available to common shareholders Net income available to common shareholders 90,425$ 66,058$ Less: Other revenue (122) (269) Plus: Gain on acquisition, net of tax - 2,689 Plus: Core deposit intangible amortization 6,155 6,155 Plus: Acquisition-related expense 380 9,637 Plus: FultonFirst implementation and asset disposals (47) 10,001 Less: Tax impact of adjustments (1,337) (5,360) Operating net income available to common shareholders (numerator) 95,454$ 88,911$ Weighted average shares (diluted) (denominator) 184,077 183,867 Operating net income available to common shareholder, per share (diluted) 0.52$ 0.48$

Non-GAAP Reconciliation 27 Three months ended (dollars in thousands) Mar 31 Dec 31 2025 2024 Operating return on average assets Net income 92,987$ 68,620$ Less: Other revenue (122) (269) Less: Loss (gain) on acquisition, net of tax - 2,689 Plus: Core deposit intangible amortization 6,155 6,155 Plus: Acquisition-related expense 380 9,637 Plus: FultonFirst implementation and asset disposals (47) 10,001 Less: Tax impact of adjustments (1,337) (5,360) Operating net income (numerator) 98,016$ 91,473$ Total average assets 31,971,601$ 32,098,852$ Less: Average net core deposit intangible (77,039) (83,173) Total Operating average assets (denominator) 31,894,562$ 32,015,679$ Operating return on average assets 1.25% 1.14%

28 Non-GAAP Reconciliation Three months ended (dollars in thousands) Mar 31 Dec 31 2025 2024 Operating return on average common shareholders' equity (tangible) Net income available to common shareholders 90,425$ 66,058$ Less: Other revenue (122) (269) Less: Loss (gain) on acquisition, net of tax - 2,689 Plus: Intangible amortization 6,269 6,282 Plus: Acquisition-related expense 380 9,637 Plus: FultonFirst implementation and asset disposals (47) 10,001 Less: Tax impact of adjustments (1,361) (5,387) Adjusted net income available to common shareholders (numerator) 95,544$ 89,011$ Average Shareholders' equity 3,254,125$ 3,219,026$ Less: Average preferred stock (192,878) (192,878) Less: Average goodwill and intangible assets (632,254) (638,507) Average tangible common shareholders' equity (denominator) 2,428,993$ 2,387,641$ Operating return on average common shareholders' equity (tangible) 15.95% 14.83%

Non-GAAP Reconciliation 29 Three months ended (dollars in thousands) Mar 31 Dec 31 2025 2024 Operating non-interest expense to total average assets Non-interest expense 189,460$ 216,615$ Less: Intangible amortization (6,269) (6,282) Less: Acquisition-related expense (380) (9,637) Less: FultonFirst implementation and asset disposals 47 (10,001) Operating non-interest expense (numerator) 182,858$ 190,695$ Total average assets (denominator) $31,971,601 $32,098,852 Operating non-interest expense to total average assets 2.32% 2.36%

30 Non-GAAP Reconciliation Three months ended (dollars in thousands) Mar 31 Dec 31 2025 2024 Pre-provision net revenue / average assets Plus: Net interest income 251,187$ 253,659$ Plus: Non-interest income 67,232 65,924 Less: Non-interest expense (189,460) (216,615) Less: Other revenue (122) (269) Less: Loss (gain) on acquisition, net of tax - 2,689 Plus: Core deposit intangible amortization 6,155 6,155 Plus: Acquisition-related expense 380 9,637 Plus: FultonFirst implementation and asset disposals (47) 10,001 Pre-provision net revenue (numerator) 135,325$ 131,181$ Total average assets $31,971,601 $32,098,852 Less: Average net core deposit intangible (77,039) (83,173) Average assets (denominator) 31,894,562$ 32,015,679$ Pre-provision net revenue / average assets (annualized) 1.72% 1.63%

31 Non-GAAP Reconciliation Three months ended (dollars in thousands) Mar 31 Dec 31 Efficiency ratio 2025 2024 Non-interest expense 189,460$ 216,615$ Less: Acquisition-related expense (380) (9,637) Less: FultonFirst implementation and asset disposals 47 (10,001) Less: Intangible amortization (6,269) (6,282) Operating non-interest expense (numerator) 182,858$ 190,695$ Net interest income 251,187$ 253,659$ Tax equivalent adjustment 4,340 4,343 Plus: Total non-interest income 67,232 65,924 Less: Other revenue (122) (269) Less: Loss (gain) on acquisition, net of tax - 2,689 Plus: Investment securities (gains) losses, net 2 - Total revenue (denominator) 322,639$ 326,346$ Efficiency ratio 56.7% 58.4%

Non-GAAP Reconciliation

(dollars in thousands, except per share data)	Mar 31 2020	Mar 31 2021	Mar 31 2022	Mar 31 2023	Mar 31 2024	Mar 31 2025
Tangible book value per share						
Shareholders' equity	$ 2,285,748	$ 2,629,655	$ 2,569,535	$ 2,618,998	$ 2,757,679	$3,274,321
Less: Preferred stock	-	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Less: Goodwill and intangible assets	(535,171)	(536,544)	(537,877)	(563,502)	(560,114)	(629,189)
Tangible common shareholders' equity (numerator)	$ 1,750,577	$ 1,900,233	$ 1,838,780	$ 1,862,618	$ 2,004,687	$ 2,452,254
Shares outstanding, end of period (denominator)	161,435	162,518	160,669	165,396	162,087	182,204
Tangible book value per share	$ 10.84	$ 11.69	$ 11.44	$ 11.26	$ 12.37	$ 13.46
Book value per share	$ 14.16	$ 14.99	$ 14.79	$ 14.67	$ 15.82	$ 16.91
Tangible book value per share excluding AOCI						
Shareholders' equity	$ 2,285,748	$ 2,629,655	$ 2,569,535	$ 2,618,998	$ 2,757,679	$ 3,274,321
Less: Goodwill and intangible assets	(535,171)	(536,544)	(537,877)	(563,502)	(560,114)	(629,189)
Less: Preferred stock	-	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Tangible common shareholders' equity	$ 1,750,577	$ 1,900,233	$ 1,838,780	$ 1,862,618	$ 2,004,687	$ 2,452,254
Less/Plus: Accumulated other comprehensive income	18,308	25,838	(158,855)	(350,992)	(319,468)	(271,547)
Tangible common shareholders' equity excluding AOCI	$ 1,732,269	$ 1,874,395	$ 1,997,635	$ 2,213,610	$ 2,324,155	$ 2,723,801
Shares outstanding, end of period (denominator)	161,435	162,518	160,669	165,396	162,087	182,204
Tangible book value per share excluding AOCI	$ 10.73	$ 11.53	$ 12.43	$ 13.38	$ 14.34	$ 14.95

32

FULTON FINANCIAL CORPORATION